UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2022

R F INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)
7610 Miramar Road, Bldg. 6000 San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On February 1, 2022, RF Industries, Ltd., a Nevada corporation (the “Company”) entered into an agreement (the “Lease”) with Sorrento West Properties, Inc., a Delaware corporation (the “Lessor”) to lease industrial and commercial space located at 16868 Via Del Campo Court, San Diego, California. The lease provides for an initial term of ten years, commencing on or about December 1, 2022, at an initial monthly base rent of $139,123.20, plus certain operating expenses.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the lease agreement, a copy of which is filed as Exhibit 10.1, and which is incorporated herein by reference.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above under Item 1.01 are incorporated herein by reference.

Item 7.01         Regulation FD Disclosure.

On February 7, 2022, the Company issued a press release announcing its entry into the Lease. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	AIRCRE Standard Industrial/Commercial Single-Tenant Lease – Net by and between RF Industries, Ltd. and Sorrento West Properties, Inc., dated February 1, 2022, together with addenda thereto
99.1	Press Release, dated February 7, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 7, 2022	By:	/s/ Robert Dawson
Robert Dawson President and Chief Executive Officer